Exhibit 10.24
                                                               Portions redacted
                                     * Certain information on this page has been
                                       omitted and filed separately with the
                                       Securities and Exchange Commission.
                                       Confidential treatment has been requested with respect to the omitted portions.


                          TECHNOLOGY TRANSFER AGREEMENT

                         Made this 18 day of April, 2002

                                     BETWEEN

Shanxi Weiqida Pharmaceutical Co., Ltd., herein represented by Mr. Yanlin Han, hereinafter referred as "SW" , is a company registered under the laws of CHINA

                                       AND

Alpha Process Trust Reg., herein represented by Giorgio Calogero, hereinafter referred as "AP", is a company registered under the laws of LIECHTENSTEIN


1.   PREAMBLE

     1.1 SW is dedicated to set up a plant ("Plant") in China to produce Cephalosporin C Potassium or Cephalosporin C Sodium ("the Product"), a pharmaceutical chemical intermediate;

     1.2  AP  possesses  the  latest  industrial   technology  to  produce  "the
          Product".

     1.3 AP has agreed to supply to SW the process know-how and assistance to realize the production at SW Plant of the Product by using the latest technology it possesses.

     1.4 The parties therefore agree that AP shall supply such process Know-how including the process and technical assistance to SW on the following terms and conditions.

2.   PRODUCTS AND PROCESSES

     2.1 The Products covered by this Agreement is Cephalosporin C Potassium or Cephalosporin C Sodium

     2.2 The final Product, Clavulanate Potassium, will comply with the specification of Appendix 1 (a) and 1 (b).

3.   Plant

     The plant will be designed by AP in accordance with 9 (nine) fermentors of 156 m3, and will meet the production capacity of 1,044,000 kg Cephalosporin C per year (365 days).

4.   Technology and Services Supplied by AP

     AP will supply:

     4.1 Fermentation process and relevant maintenance documents to ensure the production in industrial plant and laboratory.

     4.2  Detailed  step-by-step   description  of  the  process  (fermentation,
          extraction,   and  recycling)  in  industrial   plant  production  and
          laboratory.

     4.3  Specification in the process of production.

     4.4 List and specifications of all equipment (equipment construction drawings provided by the relevant manufactures)

     4.5 Assistance in equipment procurement from different international suppliers.

     4.6 Analytical methods and quality specification for raw materials, finish products and intermediates.

     4.7  Preliminary   construction  drawings  for  workshop,  and  layout  for
          equipment installation (detailed drawings for all workshops provided by a local design institute).

     4.8 Preliminary flow-sheets of the process (detailed flow-sheets and installation drawings provided by local design institute).

     4.9  Inspection during equipment installation.

     4.10 Inspection during pilot validation.

     4.11 Requirements and specifications of utility systems.

     4.12 Preliminary project information, technical parameters, and process of dissolvent recycling.

     4.13 List and specifications of laboratory equipment ( about 3/5 m3 fermentor and extraction equipment in laboratory size).

     4.14 Process improvement and technology development within 2 years after starting production.

     4.15 A project team to cooperate with SW.

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

5.   Verification Technical Parameters

     In case that SW follows all AP's instruction and technology supplied by AP under this Agreement, SW shall obtain the following production technical parameters:

     5.1  Technical Parameters

          Following AP's process, SW shall obtain the following technical parameters:

          Fermentation yield = more than * * * kg product per m3 per fermentor per month

          Extraction yield = more than * * *

     5.2  Guaranteed Parameters:

          AP guarantees that SW shall obtain the following parameters:

          5.2.1 Fermentation of Cephalosporin C: more than * * * kg product per m3 per fermentor per month

          5.2.2 Extraction yield: more than * * * kg of Cephalosporin C Potassium from *** kg Cephalosporin C

          5.2.3 Extraction yield of Cephalosporin C Sodium is equal to * * * of Cephalosporin C Potassium

     5.3 The Cephalosporin C Potassium produced with AP's technology shall meet the standards specified in Appendix 1.

     5.4 The quantities of raw materials necessary for the production of 1kg of Product are specified in Appendix 2.

     5.5  The times of AP personnel  visiting SW Plant are specified in Appendix
          3.

6.   SERVICES TO BE PROVIDED BY SW

     SW will provide or perform following services at no cost to AP.

     6.1 Organize a project team with engineers, chemists and biologists which shall receive and use the process documentation supplied by AP. The number of the persons of the team may be increased to meet future requirement.

  *** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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

     6.2 Purchase in due time all the equipment in accordance with the lists, specifications and relevant drawings of such equipment which shall be confirmed by AP. Procure all relevant services to finalize the design regarding civil engineering and installation of the equipment. Such design should be based on the basic documentation and specifications as provided by AP under this Agreement.

     6.3 Procure in due time all the raw materials and reagents of the required specifications for production and laboratory test.

     6.4 Arrange jobs in accordance with the specifications supplied by AP, so that at the various phases of the implementation of the project, the personnel which is required by AP, is available and trained in due time to be familiar with project, equipments, and instruments. The personnel referred to above include engineers, chemists, technicians, foremen and workers.

     6.5  Equipment drawings will be provided by manufacturer specified by SW.

     6.6 Detailed structure drawings of each workshop will be provided by company specified by SW.

     6.7 Detailed installation drawings will be provided by company specified by SW.

     6.8 Organize a project team and assign a team leader to cooperate with technical team of AP.

7. AP has asserted to SW that AP owns the processes of production under this agreement legally.

     All disputes related to the ownership of the processes of production under this agreement will be dealt with by AP in China or other countries. SW is eligible for claims.

     After AP transfers the processes of production under this agreement successfully, SW will own the processes of production under this agreement legally. However, SW is not allowed to transfer the processes of production under this agreement to any one else without the prior written approval by AP.

8.   DURATION

     The Agreement shall be effective for a period of 2 (two) years from the date of signing of this Agreement or 1 (one) year after production, whichever occurs later.

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


9.   PAYMENT

     9.1 AP will provide SW with the above mentioned technical know-how, drawings, designs, documentation and services under this Agreement, SW shall pay to AP an amount of US$ 650,000 in accordance with the following terms:

          US $600,000 for technical  know-how and US $50,000 as consulting fee 1
          (one)  year after  production.
          US $600,000 for technical know-how includes:
          US $450,000 for technical know-how
          US $50,000 for designs
          US $100,000 for technical services

     9.2 $600,000 technical know-how will be paid by SW alongside with the milestones completed by AP as following schedules:

          9.2.1     10%  after the signing of Agreement.

          9.2.2     15%  within   30  days   after  AP  send   out   preliminary
                         information (referred to 4.4, 4.7, 4.8, 4.11 and 4.12)

          9.2.3     15%  within   30  days   after  AP  send  out  all   testing
                         documentation  (referred  to 4.4,  4.7,  4.8,  4.11 and
                         4.12)

          9.2.4     25%  within   30  days   after  AP  send  out  all   process
                         documentation (referred to 4.1, 4.2, 4.3 and 4.6)

          9.2.5 20% within 30 days after SW complete the verification of the process of fermentation and extraction

          9.2.6 10% within 30 days after SW complete the verification of equipment

          9.2.7     15% within 30 days after starting production of SW

          9.2.8 Consulting fee of $50,000 will be paid out 1 year after production


     9.3 SW will provide services, free of charge to on-site technicians deputed by AP

          9.3.1     Suitable hotel accommodation and meals

          9.3.2     Necessary ground and air transportation in China

          9.3.3     On-site office

          9.3.4     Business class flight tickets between Europe and China

     9.4 In case that the project is delayed for reasons not caused by AP, and provided that AP has fulfilled all its full obligations and responsibilities, SW will pay the remaining amounts not later than one year after expiring of this Agreement.

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

10.  VERIFICATION

     10.1 The test period for the trial runs to verify the technical parameters will be decided by SW and AP

     10.2 Verification completions is referred to when SW personnel with the assistance of AP is able to manufacture 3 (three) batches of Celphosporin C Potassium obtaining the technical parameters in accordance with the ones guaranteed by AP in term 5.2 a and 5.2 b. The yields and technical parameters shall be calculated as the average of 3 (three) batches. Batches showing abnormalities due to mechanical problems,  breakdowns  of  utilities  or any  other  reason  which are clearly identified and are beyond the reasonable control of responsibility of AP will however be excluded from calculation the average.

     10.3 If the result of the verification  can reach the guaranteed  technical
          parameters   in  the   contract,   the  both  sides  should  sign  the
          verification certification.

     10.4 All test runs for demonstration/validation of the processes in laboratory, pilot plant and industrial plant shall be performed with local raw materials. In case that the local raw materials do not meet the requirements specified by AP, then AP shall try to help SW to adapt the process with local raw materials.

11.  FORCE MAJOUR

     No failure to carry out or observe any of the stipulation or conditions of the Agreement shall, except as herein expressly proved to the contrary, give rise to any claim against either party or be deemed a breach of the Agreement if such failure arises form fire, earthquake, volcanic eruption, explosion, strikes, lockouts, other labour disputes, lake or failure of transportation facilities, epidemics, storms, floods, drought, war declared or undeclared, hostilities, revolution, civil commotion, blockades, embargo accidents or from any other cause whatsoever, beyond the control of the party involved.

12.  ARBITRATION

     Any dispute arising out of the Agreement that cannot be settled by the parties themselves shall be settled by arbitration. Arbitration will be executed by Chamber of Commerce in Zurich, Switzerland.

13.  EFFECTIVENESS OF THE CONTRACT

     After the contract being signed by both parties, the contract should become effective.

14.  CONFIDENTIALITY

     14.1 SW agrees not to use any of the information supp1ied under this Agreement except for the purpose of producing the Products at Plant.

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

     14.2 Information supplied under this Agreement shall not be disclosed to any third parties except SW's employees who are required to have knowledge of such information secrecy for the purpose hereof and who shall be bound to AP by the same obligation of confidentiality.

15.  TRANSFER AND ASSIGNMENT

     SW is not allowed to sub-license or assign or otherwise transfer the manufacture of products or any technology or know-how provided to it under this Agreement, to any one else without the prior written approval by AP. This provision shall remain in force also 5 years after the termination or expire of this Agreement.


Alpha Process Trust Reg.                 Shanxi Weiqida Pharmaceutical Co., Ltd.



/s/ Giorgio Calogero                     /s/ Yanlin Han
---------------------------------        ----------------------------------


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

                                  Appendix 1(a)

Speciafication of Cephalosporin C Potassium:

Cephalosporin C Potassium produced by the process of AP, can be easily transferred to 7-ACA in chemical method or enzyme method, and complies with the following standards:

Name                                                  Cephalosporin C Potassium
Formula                                               C16H20KN3O8S
Molecular Weight                                      * * *
Appearance                                            * * *
HPLC                                                  * * *
Assay                                                 * * *
3-Desacetyl-Cef.C                                     * * *
3-Desacetoxy-Cef.C                                    * * *
Desacetyl and Desacetoxy                              * * *
Water                                                 * * *

                                 Appendix 1 (b)

Speciafication of Cephalosporin C Sodium:

Same as (a) except:

Name                                                  Cephalosporin C Sodium
Formula                                               C16H20KNaO8S
Molecular Weight                                      * * *
Assay                                                 * * *













*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                   Appendix 2

Raw Material Unit Consumption of 1.0 Kg Cephalosporin C Potassium (Broth activity is 20000, extraction yield is 75%)

Name                                                  KG (+/-5%)
Corn Steep Liquor                                     * * *
Sucrose                                               * * *
Ammonia Solution (30%)                                * * *
SAG471                                                * * *
Nixolen                                               * * *
Calcium Carbonate                                     * * *
Ammonia Sulphate                                      * * *
Sulphate                                              * * *
Bean Oil                                              * * *
Monobasic Potassium Phosphate                         * * *
NaOH (30%)                                            * * *
Methionine DL                                         * * *
Urea                                                  * * *
Fat                                                   * * *
Sulfuric Acid (50% w/v)                               * * *
Filtration Aid                                        * * *
Methanol                                              * * *
Folic Acid                                            * * *
Ammonium Acetate                                      * * *
Isopropanol                                           * * *
Potassium Acid Carbonate                              * * *














*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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


                                   Appendix 3

A For the execution of the Agreement and completion of all services provided by AP, AP agrees to send its technicians (engineers, chemists, etc.) to perform the following on-site services:

     A1 1 (one) technician for 1 (one) week during the first phase of project elaboration;

     A2 1 (one) technician for 1 week during the end period of detailed design for final approval of the detailed drawings;

     A3 1 (one) technician for 1 week during fermentation and extraction laboratory tests;

     A4   1 (one) technician for 1 week during equipment installation;

     A5   2 (two) technicians for 1 week during pilot production;

     A6   1 (one) technician for 1 week 6 months after production;

The above expenses are taken by SW (see 9.3)

B In case that SW requires AP to visit SW's site for technical assistance beyond the above-mentioned visit schedule in terms of times of visit and number of people (not due to the AP's responsibility), then SW should take the following expenses:

     1.   Accommodation and meal;

     2.   Round trip air tickets between Europe and China;

     3.   Local transportation;

     4. Service charge (US$300 per day per person) starting from the date of AP's personnel arriving Datong site to that of leaving Datong.





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